Securities Act File No. 33-73140


                         PILGRIM VARIABLE PRODUCTS TRUST

                       SUPPLEMENT DATED DECEMBER 14, 2000
                     TO THE PROSPECTUS DATED APRIL 30, 2000


The following information replaces the disclosure under the heading "Management of the Portfolios" on page 19 of the Prospectus regarding the High Yield Bond
Portfolio:

Effective October 23, 2000, the following individuals have been responsible for the day-to-day management of Pilgrim VP High Yield Bond Portfolio:

Edwin Schriver is a Senior Vice President of ING Pilgrim Investments, Inc. ("ING Pilgrim"). Prior to joining ING Pilgrim, Mr. Schriver was a Senior High Yield Analyst for Dreyfus Corporation since 1998. From 1996 to 1997, Mr. Schriver was the President of Cresent City Research, an investment research and software firm. Prior to 1996, Mr. Schriver was President of an SEC registered investment adviser and held various senior portfolio management positions.

Andy Mitchell is a Vice President of ING Pilgrim. Prior to joining ING Pilgrim in July 2000, Mr. Mitchell was a Senior Credit Analyst with Katonah Capital since March 2000. From March 1998 to March 2000, Mr. Mitchell was a Vice President and Senior High Yield Analyst at Merrill Lynch Asset Management. From March 1994 to March 1998, Mr. Mitchell was Assistant Vice President and Senior High Yield Analyst at Schroder Capital Management.

Russ Stiver is a Vice President of ING Pilgrim. Prior to joining ING Pilgrim in May 2000, Mr. Stiver was Portfolio Manager (1996-2000) and Acting Vice President at Manulife Financial (1999-2000). From 1994 to 1996, Mr. Stiver analyzed investment grade, high yield and emerging market sovereign debt securities for Toronto-Dominion Bank.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.